UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2004

INTERSTATE HOTELS & RESORTS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14331	52-2101815

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

4501 N. Fairfax Drive
Arlington, Virginia 22203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 387-3100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2004, Interstate Hotels & Resorts, Inc. issued a press release announcing its results of operations for the three months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

99.1     Press release of Interstate Hotels & Resorts, Inc. dated November 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004

INTERSTATE HOTELS & RESORTS, INC

By:	/s/ Christopher L. Bennett

Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated as of November 3, 2004.